Exhibit 3.1

NEW PSA

ARTICLES OF AMENDMENT AND RESTATEMENT OF DECLARATION OF TRUST

FIRST: New PSA, a Maryland real estate investment trust (the “Trust”), desires to amend and restate its declaration of trust (as so amended and restated, the “Declaration of Trust”) as currently in effect.

SECOND: The following provisions and Annexes A through N are all the provisions of the Declaration of Trust as hereby amended and restated:

ARTICLE I

FORMATION

The Trust a real estate investment trust within the meaning of the Maryland REIT Law. The Trust shall not be deemed to be a general partnership, limited partnership, joint venture, joint stock company or a corporation (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code of 1986, as amended (the “Code”)).

ARTICLE II

NAME

The name of the Trust is: Public Storage.

The Board of Trustees of the Trust (the “Board of Trustees” or “Board”) may change the name of the Trust without approval of the shareholders.

ARTICLE III

PURPOSES AND POWERS

Section 3.1 Purposes. The purposes for which the Trust is formed are to engage in any lawful act or activity, including, without limitation or obligation, to invest in and to acquire, hold, manage, administer, control and dispose of property (including mortgages) including, without limitation or obligation, engaging in business as a real estate investment trust (“REIT”) under the Code.

Section 3.2 Powers. The Trust shall have all of the powers granted to real estate investment trusts by the Maryland REIT Law and all other powers set forth in the Declaration of Trust that are not inconsistent with law and are appropriate to promote and attain the purposes set forth in the Declaration of Trust.

ARTICLE IV

RESIDENT AGENT

The name of the resident agent of the Trust in the State of Maryland is CSC-Lawyers Incorporating Service Company, whose post office address is 7 St. Paul Street, Suite 820, Baltimore, MD 21202. The resident agent is a Maryland corporation. The Trust may have such offices or places of business within or outside the State of Maryland as the Board of Trustees may from time to time determine.

ARTICLE V

BOARD OF TRUSTEES

Section 5.1 Powers. Subject to any express limitations contained in the Declaration of Trust or in the Bylaws, (a) the business and affairs of the Trust shall be managed under the direction of the Board of Trustees and (b) the Board shall have full, exclusive and absolute power, control and authority over any and all property of the Trust. The Board may take any action as in its sole judgment and discretion is necessary or appropriate to conduct the business and affairs of the Trust. The Declaration of Trust shall be construed with the presumption in favor of the grant of power and authority to the Board. Any construction of the Declaration of Trust or determination made in good faith by the Board concerning its powers and authority hereunder shall be conclusive. The enumeration and definition of particular powers of the Trustees included in the Declaration of Trust or in the Bylaws shall in no way be limited or restricted by reference to or inference from the terms of this or any other provision of the Declaration of Trust or the Bylaws or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board or the Trustees under the general laws of the State of Maryland or any other applicable laws.

The Board shall have the authority to cause the Trust to elect to qualify for federal income tax treatment as a REIT. Following such election, if the Board determines that it is no longer in the best interests of the Trust to continue to be qualified as a REIT, the Board may revoke or otherwise terminate the Trust’s REIT election pursuant to Section 856(g) of the Code.

The Board, without any action by the shareholders of the Trust, shall have and may exercise, on behalf of the Trust, without limitation, the power to determine that compliance with any restriction or limitations on ownership and transfers of shares of the Trust’s beneficial interest set forth in Article VII of the Declaration of Trust is no longer required in order for the Trust to qualify as a REIT; to adopt Bylaws of the Trust, which may thereafter be amended or repealed as provided therein; to elect officers in the manner prescribed in the Bylaws; to solicit proxies from holders of shares of beneficial interest of the Trust; and to do any other acts and deliver any other documents necessary or appropriate to the foregoing powers.

Section 5.2 Number. The number of Trustees (hereinafter the “Trustees”) is currently set at thirteen (13), but may hereafter be increased to a maximum of fifteen (15) or decreased to not fewer than three (3) pursuant to the Bylaws. Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect the Declaration of Trust or the powers of the remaining Trustees.

The Trustees may increase the number of Trustees and fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees. Election of Trustees by shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws.

It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

Section 5.3 Resignation or Removal. Any Trustee may resign by written notice to the Board, effective upon execution and delivery to the Trust of such written notice or upon any future date specified in the notice. Subject to the rights of holders of one or more classes or series of Preferred Shares, as hereinafter defined, to elect one or more Trustees, a Trustee may be removed at any time, but only with cause, at a meeting of the shareholders, by the affirmative vote of the holders of not less than two thirds of the Shares then outstanding and entitled to vote generally in the election of Trustees.

Section 5.4 Term. The Trustees shall be elected at each annual meeting of the Shareholders and shall serve until the next annual meeting of the Shareholders and until their successors are duly elected and qualified.

Section 5.5 Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Trustees consistent with the Declaration of Trust, shall be final and conclusive and shall be binding upon the Trust and every holder of Shares: the amount of the net income of the Trust for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other distributions on Shares; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Trust or of any Shares; the number of Shares of any class of the Trust; any matter relating to the acquisition, holding and disposition of any assets by the Trust; or any other matter relating to the business and affairs of the Trust or required or permitted by applicable law, the Declaration of Trust or Bylaws or otherwise to be determined by the Board of Trustees.

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

Section 6.1 Authorized Shares. The beneficial interest of the Trust shall be divided into shares of beneficial interest (the “Shares”). The total number of Shares of all classes that the Trust has authority to issue is 850,000,000, of which 650,000,000 Shares are initially classified as common shares of beneficial interest, $0.10 par value per share (“Common Shares”), 100,000,000 Shares are initially classified as equity shares of beneficial interest, $0.01 par value per share (“Equity Shares”), and 100,000,000 Shares are initially classified as preferred shares of beneficial interest, $0.01 par value per share (“Preferred Shares”). The Board is authorized to classify and reclassify any unissued Shares of any class or series of shares of beneficial interest into Shares of another class or series of shares of beneficial interest. If shares of one class are classified or reclassified into shares of another class of shares pursuant to this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of beneficial interest of all classes that the Trust has authority to issue shall not be more than the total number of shares of beneficial interest set forth in the second sentence of this paragraph.

Section 6.2 Common Shares. Subject to the provisions of Article VII, each Common Share shall entitle the holder thereof to one vote on each matter upon which holders of Common Shares are entitled to vote.

Section 6.3. Equity Shares. The Board of Trustees may classify any unissued Equity Shares and reclassify any previously classified but unissued Equity Shares of any series from time to time, into one or more classes or series of common shares, equity shares or preferred shares.

Section 6.4 Preferred Shares. The Board of Trustees may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, into one or more classes or series of common shares, equity shares or preferred shares. 11,500 shares of the Trust’s authorized Preferred Shares shall be designated as “5.15% Cumulative Preferred Shares, Series F” (“Series F Preferred Shares”), 13,800 shares of the Trust’s authorized Preferred Shares shall be designated as “5.05% Cumulative Preferred Shares, Series G” (“Series G Preferred Shares”), 11,400 shares of the Trust’s authorized Preferred Shares shall be designated as “5.60% Cumulative Preferred Shares, Series H” (“Series H Preferred Shares”), 12,650 shares of the Trust’s authorized Preferred Shares shall be designated as “4.875% Cumulative Preferred Shares, Series I” (“Series I Preferred Shares”), 10,350 shares of the Trust’s authorized Preferred Shares shall be designated as “4.700% Cumulative Preferred Shares, Series J” (“Series J Preferred Shares”), 9,200 shares of the Trust’s authorized Preferred Shares shall be designated as “4.75% Cumulative Preferred Shares, Series K” (“Series K Preferred Shares”), 23,000 shares of the Trust’s authorized Preferred Shares shall be designated as “4.625% Cumulative Preferred Shares, Series L” (“Series L Preferred Shares”), 9,200 shares of the Trust’s authorized Preferred Shares shall be designated as “4.125% Cumulative Preferred Shares, Series M” (“Series M Preferred Shares”), 11,500 shares of the Trust’s authorized Preferred Shares shall be designated as “3.875% Cumulative Preferred Shares, Series N” (“Series N Preferred Shares”), 6,900 shares of the Trust’s authorized Preferred Shares shall be designated as “3.900% Cumulative Preferred Shares, Series O” (“Series O Preferred Shares”), 24,150 shares of the Trust’s authorized Preferred Shares shall be designated as “4.000% Cumulative Preferred Shares, Series P” (“Series P Preferred Shares”), 5,750 shares of the Trust’s authorized Preferred Shares shall be designated as “3.950% Cumulative Preferred Shares, Series Q” (“Series Q Preferred Shares”), 20,000 shares of the Trust’s authorized Preferred Shares shall be designated as “4.00% Cumulative Preferred Shares, Series R” (“Series R Preferred Shares”), and 11,500 shares of the Trust’s authorized Preferred Shares shall be designated as “4.100% Cumulative Preferred Shares, Series S” (“Series S Preferred Shares”). The rights, preferences and privileges and other terms and conditions of the Series F Preferred Shares, Series G Preferred Shares, Series H Preferred Shares, Series I Preferred Shares, Series J Preferred Shares, Series K Preferred Shares, Series L Preferred Shares, Series M Preferred Shares, Series N Preferred Shares, Series O Preferred Shares, Series P Preferred Shares, Series Q Preferred Shares, Series R Preferred Shares, and Series S Preferred Shares are as set forth in Annexes A through N, respectively.

Section 6.5 Classified or Reclassified Shares. Prior to issuance of any Shares classified or reclassified, the Board of Trustees by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Trust to file articles supplementary with the Maryland State Department of Assessments and Taxation (the “SDAT”). Any of the terms of any class or series of Shares set pursuant to clause (c) of this Section 6.5 may be made dependent upon facts ascertainable outside the Declaration of Trust (including the occurrence of any event, including a determination or action by the Trust or any other person or body) and may vary among holders thereof, provided that the manner in which such facts or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary filed with the SDAT.

Section 6.6 Dividends and Distributions. The Board of Trustees may from time to time authorize and the Trust shall declare to shareholders such dividends or distributions in cash or other assets of the Trust or in securities of the Trust or from another source as the Board of Trustees in its discretion shall determine. The Board of Trustees shall endeavor to authorize, and the Trust shall declare and pay, such dividends and distributions as shall be necessary for the Trust to qualify as a REIT under the Code; however, shareholders shall have no right to any dividend or distribution unless and until authorized by the Board and declared and publicly disclosed by the Trust. The exercise of the powers and rights of the Board of Trustees pursuant to this Section 6.6 shall be subject to the preferences of any class or series of Shares at the time outstanding.

Section 6.7 Transferable Shares; Preferential Dividends. Notwithstanding any other provision in the Declaration of Trust, no determination shall be made by the Board of Trustees nor shall any transaction be entered into by the Trust that would cause any Shares or other beneficial interest in the Trust not to constitute “transferable shares” or “transferable certificates of beneficial interest” under Section 856(a)(2) of the Code or that would cause any distribution to constitute a preferential dividend as described in Section 562(c) of the Code.

Section 6.8 General Nature of Shares. All Shares shall be personal property entitling the shareholders only to those rights provided in the Declaration of Trust. The shareholders shall have no interest in the property of the Trust and shall have no right to compel any partition, division, dividend or distribution of the Trust or of the property of the Trust. The death of a shareholder shall not terminate the Trust. The Trust is entitled to treat as shareholders only those persons in whose names Shares are registered as holders of Shares on the share ledger of the Trust.

Section 6.9 Fractional Shares. The Trust may, without the consent or approval of any shareholder, issue fractional Shares, eliminate a fraction of a Share by rounding up or down to a full Share, arrange for the disposition of a fraction of a Share by the person entitled to it, or pay cash for the fair value of a fraction of a Share.

Section 6.10 Divisions and Combinations of Shares. Subject to an express provision to the contrary in the terms of any class or series of beneficial interest hereafter authorized, the Board of Trustees shall have the power to divide or combine the outstanding shares of any class or series of beneficial interest, without a vote of shareholders.

Section 6.11 Declaration of Trust and Bylaws. All persons who shall acquire a Share shall acquire the same subject to the provisions of the Declaration of Trust and the Bylaws.

ARTICLE VII

RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.7, provided that each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) and 170(c)(2) of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 7.2.1(b)(i) and Section 7.3.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust to serve as trustee of the Charitable Trust.

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

Declaration of Trust. The term “Declaration of Trust” shall mean this Declaration of Trust as filed for record with the SDAT, and any amendments and supplements thereto.

Designated Investment Entity. The term “Designated Investment Entity” shall mean either (i) a pension trust that qualifies for look-through treatment under Section 856(h) of the Code, (ii) an entity that qualifies as a regulated investment company under Section 851 of the Code, or (iii) a Qualified Investment Manager; provided that each beneficial owner of such entity, or in the case of a Qualified Investment Manager holding Shares solely for the benefit of its customers, each such customer, would satisfy the Ownership Limit if such beneficial owner owned directly its proportionate share of the Shares that are held by such Designated Investment Entity.

Designated Investment Entity Limit. The term “Designated Investment Entity Limit” shall mean (i) with respect to any class or series of Common Shares, 9.9% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Common Shares of the Trust; and (ii) with respect to any class or series of Preferred Shares or Equity Shares, as the case may be, 100% of the outstanding shares of such class or series of Preferred Shares or Equity Shares, as the case may be, of the Trust.

Excepted Holder. The term “Excepted Holder” shall mean B. Wayne Hughes, Tamara Hughes Gustavson, B. Wayne Hughes Jr., each of their respective spouses, children (and their respective spouses), and grandchildren (and their respective spouses) (such individuals being referred to as “Hughes Family Members”), any Person who is or would be a Beneficial Owner of Common Shares as a result of the Beneficial Ownership of Common Shares by any Hughes Family Member, B.W. Hughes Living Trust, B. Wayne Hughes 5-04 Annuity Trust, B. Wayne Hughes 6-04 Annuity Trust, B. Wayne Hughes 9-05 Annuity Trust, American Commercial Equities, LLC, and American Commercial Equities Two, LLC, and any Person whose Beneficial Ownership of Common Shares would cause a Hughes Family Member to be considered the Beneficial Owner of such Common Shares (Excepted Holder status shall apply to Persons in this final category solely to the extent of the deemed Beneficial Ownership held by such Hughes Family Members) (collectively, the “Excepted Holders”).

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean as follows:

(1) With respect to any class or series of Common Shares, no Excepted Holder shall be permitted to Beneficially Own any class or series of Common Shares to the extent that, as a result of such Beneficial Ownership:

(A) any single Excepted Holder who is considered an individual for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 35.66% of the outstanding shares of any such class or series;

(B) any two Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 38.66% of the outstanding shares of any such class or series;

(C) any three Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 41.66% of the outstanding shares of any such class or series;

(D) any four Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 44.66% of the outstanding shares of any such class or series; or

(E) any five Excepted Holders who are considered individuals for purposes of Section 542(a)(2) of the Code would be considered to Beneficially Own more than 47.66% of the outstanding shares of any such class or series.

(2) With respect to any class or series of Equity Shares, the Excepted Holder Limit shall mean 15% of the outstanding shares of any such class or series.

(3) In applying this definition, the percentages of ownership of shares of any class or series shall be based on the number or value of the shares, whichever is more restrictive, as determined for purposes of Section 542(a)(2) and Section 856(a) of the Code.

Exemption. The term “Exemption” shall mean an exemption from the Ownership Limit or Designated Investment Entity Limit, as the case may be, as granted by the Board pursuant to Section 7.2.7.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date. The “Closing Price” on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Trustees or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Trustees.

NYSE. The term “NYSE” shall mean The New York Stock Exchange.

Ownership Limit. The term “Ownership Limit” shall mean (i) with respect to any class or series of Common Shares, 3% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series of Common Shares of the Trust; and (ii) with respect to any class or series of Preferred Shares or Equity Shares, as the case may be, 9.9% (in value or number of Shares, whichever is more restrictive) of the outstanding shares of such class or series of Preferred Shares or Equity Shares, as the case may be, of the Trust.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Qualified Investment Manager. The term “Qualified Investment Manager” shall mean an entity (i) who for compensation engages in the business of advising others as to the value of securities or as to the advisability of investing in, purchasing, or selling securities; (ii) who purchases securities in the ordinary course of its business and not with the purpose or effect of changing or influencing control of the Trust, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (iii) who has or shares voting power and investment power within the meaning of Rule 13d-3(a) under the Exchange Act. A Qualified Investment Manager shall be deemed to beneficially own all Common Shares beneficially owned by each of its affiliates, after application of the beneficial ownership rules under Section 13(d)(3) of the Exchange Act, provided such affiliate meets the requirements set forth in the preceding clause (ii).

REIT. The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day on which the Board determines that it is no longer in the best interests of the Trust to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership and Transfers of Shares set forth herein is no longer required in order for the Trust to qualify as a REIT.

SDAT. The term “SDAT” shall mean the State Department of Assessments and Taxation of Maryland.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends or distributions on Shares, including (a) a change in the capital structure of the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Code, as modified by Section 856(h) of the Code, (c) the granting or exercise of any option or warrant (or any disposition of any option or warrant), pledge, security interest, or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (e) Transfers of interests in other entities that result in changes in Beneficial Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Section 7.2 Shares.

Section 7.2.1 Ownership Limitations. Prior to the Restriction Termination Date:

(a) Basic Restrictions.

(i) (1) No Person shall Beneficially Own shares of any class or series of Common Shares in excess of the Ownership Limit, other than: (A) an Excepted Holder, which shall not Beneficially Own Common Shares in excess of the Excepted Holder Limit for such Excepted Holder, (B) a Designated Investment Entity, which shall not Beneficially Own Common Shares in excess of the Designated Investment Entity Limit, and (C) a Person that complies with an Exemption, which Person shall not Beneficially Own Common Shares in excess of the ownership permitted by such Exemption.

(2) No Person shall Beneficially Own shares of any class or series of Preferred Shares or Equity Shares in excess of the Ownership Limit, other than (A) an Excepted Holder, which shall not Beneficially Own Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder, (B) a Designated Investment Entity, which shall not Beneficially Own Preferred Shares or Equity Shares in excess of the Designated Investment Entity Limit, and (C) a Person that complies with an Exemption, which Person shall not Beneficially Own Preferred Shares or Equity Shares in excess of the ownership permitted by such Exemption.

Notwithstanding the above subparagraph 7.2.1(a)(i)(1) and (2), no Person shall be deemed to exceed the Ownership Limit set forth in subparagraph 7.2.1(a)(i) (1) and (2) solely by reason of the Beneficial Ownership of Shares to the extent that such Shares were Beneficially Owned by such Person on the effective date of the 1995 merger of Public Storage Management, Inc., with and into Storage Equities, Inc. (then renamed, Public Storage, Inc.); provided, however, that the Beneficial Ownership of any such Shares shall be taken into account in determining whether any subsequent Transfer or other event violates subparagraph 7.2.1(a)(i).

(ii) No Person shall Beneficially Own Shares to the extent that (1) such Beneficial Ownership of Shares would result in the Trust being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (2) such Beneficial Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT.

(iii) No Person shall Transfer any Shares if, as a result of the Transfer, the Shares would be beneficially owned by less than 100 Persons (determined without reference to the rules of attribution under Section 544 of the Code). Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b) Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning Shares in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of Shares the Beneficial Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded up to the nearest whole Share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or

(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

Section 7.2.2 Remedies for Breach. If the Board or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership of any Shares in violation of Section 7.2.1 (whether or not such violation is intended), the Board or a committee thereof shall be empowered to take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a committee thereof.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires, or attempts or intends to acquire, Beneficial Ownership of Shares that will or may violate Section 7.2.1(a), or any Person who would have owned Shares that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b), shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, shall give at least 15 days prior written notice, and shall provide to the Trust such other information as the Trust may request in order to determine the effect, if any, of such acquisition or ownership on the Trust’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. Prior to the Restriction Termination Date:

(a) Every owner of more than 5% (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held; provided, that a shareholder of record who holds outstanding Shares as nominee for another Person, which other Person is required to include in gross income the dividends or distributions received on such Shares (an “Actual Owner”), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder of record is nominee.

(b) Each Person who is a Beneficial Owner of Shares and each Person (including the shareholder of record) who is holding Shares for a Beneficial Owner shall provide to the Trust such information as the Trust may request, in good faith, including any information regarding such Person’s qualification as a Designated Investment Entity, in order to determine the Trust’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

(c) Each owner and Beneficial Owner shall provide to the Trust such information as the Trust may request in order to determine the effect, if any, of such ownership or Beneficial Ownership on the Trust’s status as a REIT and to ensure compliance with the Ownership Limit, Excepted Holder Limit or Designated Investment Entity Limit.

Section 7.2.5 Remedies Not Limited. Subject to Sections 5.1 and 7.4 of the Declaration of Trust, nothing contained in this Section 7.2 shall limit the authority of the Board to take such other action as it deems necessary or advisable to protect the Trust and the interests of its shareholders in preserving the Trust’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3 or any definition contained in Section 7.1, the Board shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 with respect to any situation based on the facts known to it. If Section 7.2 or 7.3 requires an action by the Board and the Declaration of Trust fails to provide specific guidance with respect to such action, the Board shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3.

Section 7.2.7 Exemptions from the Ownership Limit.

(a) The Board may, in its sole and absolute discretion, exempt a Person from the Ownership Limit or Designated Investment Entity Limit if: (i) such Person submits to the Board information satisfactory to the Board, in its sole and absolute discretion, demonstrating that such Person is not an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code); (ii) such Person submits to the Board information satisfactory to the Board, in its sole and absolute discretion, relevant to demonstrating that no Person who is an individual for purposes of Section 542(a)(2) of the Code (determined taking into account Section 856(h)(3)(A) of the Code) would be considered to Beneficially Own Shares in excess of the Ownership Limit, Excepted Holder Limit or Designated Investment Entity Limit, as applicable, by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit, as the case may be, pursuant to the Exemption granted under this subparagraph (a); (iii) such Person submits to the Board information satisfactory to the Board, in its sole and absolute discretion, relevant to demonstrating that clause (2) of subparagraph (a)(ii) of Section 7.2.1 will not be violated by reason of such Person’s ownership of Shares in excess of the Ownership Limit or Designated Investment Entity Limit pursuant to the Exemption granted under this subparagraph (a); and (iv) such Person provides to the Board such representations and undertakings, if any, as the Board may, in its sole and absolute discretion, require to ensure that the conditions in clauses (i), (ii) and (iii) hereof are satisfied and will continue to be satisfied throughout the period during which such Person owns Shares in excess of the Ownership Limit or Designated Investment Entity Limit, as the case may be, pursuant to any Exemption thereto granted under this subparagraph (a), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will result in the application of the remedies set forth in Section 7.2 with respect to Shares held in excess of the Ownership Limit or Designated Investment Entity Limit with respect to such Person (determined without regard to the Exemption granted such Person under this subparagraph (a)).

(b) Prior to granting any Exemption pursuant to subparagraph (a), the Board, in its sole and absolute discretion, may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT; provided, however, that the Board shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an Exemption hereunder.

(c) Subject to Section 7.2.1(a)(ii), an underwriter that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit or Designated Investment Entity Limit, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board may only reduce the Excepted Holder Limit for an Excepted Holder with the prior written consent of such Excepted Holder or the prior written consent of each of B. Wayne Hughes, Tamara Hughes Gustavson, and B. Wayne Hughes, Jr to the extent then living. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit or Designated Investment Entity Limit as applied to Common Shares.

(e) If a member of the Board requests that the Board grant an Exemption to the Ownership Limit with respect to such member or with respect to any other Person if such Board member would be considered to be the Beneficial Owner of Shares owned by such Person, such member of the Board shall not participate in the decision of the Board as to whether to grant any such Exemption.

Section 7.2.8 Increase in Ownership Limit or Designated Investment Entity Limit. The Board may increase the Ownership Limit or Designated Investment Entity Limit subject to the limitations provided in this Section 7.2.8.

(a) The Ownership Limit or Designated Investment Entity Limit may not be increased if, after giving effect to such increase, five Persons who are considered individuals pursuant to Section 542 of the Code, as modified by Section 856(h)(3) of the Code (taking into account all of the Excepted Holders), could Beneficially Own, in the aggregate, more than 49% of the value of the outstanding Shares.

(b) Prior to the modification of the Ownership Limit or Designated Investment Entity Limit pursuant to this Section 7.2.8, the Board, in its sole and absolute discretion, may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Trust’s status as a REIT if the modification in the Ownership Limit or Designated Investment Entity Limit were to be made.

Section 7.2.9 Legend. Each certificate for Shares shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial Ownership and Transfer. Subject to certain further restrictions and except as expressly provided in the Trust’s Declaration of Trust,

(i) no Person may Beneficially Own shares of any class or series of Common Shares of the Trust in excess of 3% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series, other than (A) an Excepted Holder, (B) a Designated Investment Entity or (C) a Person granted an Exemption;

(ii) no Person may Beneficially Own shares of any class or series of Preferred Shares or Equity Shares of the Trust in excess of 9.9% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series, as the case may be, other than (A) an Excepted Holder (with respect to Equity Shares), (B) a Designated Investment Entity or (C) a Person granted an Exemption;

(iii) no Excepted Holder may Beneficially Own any class or series of Common Shares or Equity Shares in excess of the Excepted Holder Limit for such Excepted Holder, as set forth in the Trust’s Declaration of Trust;

(iv) no Designated Investment Entity may Beneficially Own any class or series of Common Shares of the Trust in excess of 9.9% (in value or number of shares, whichever is more restrictive) of the outstanding shares of such class or series;

(v) no Person may Beneficially Own Shares that would result in the Trust being “closely held” under Section 856(h) of the Internal Revenue Code of 1986 (the “Code”) or otherwise cause the Trust to fail to qualify as a real estate investment trust under the Code; and

(vi) no Person may Transfer Shares if such Transfer would result in Shares of the Trust being owned by fewer than 100 Persons.

Any Person who Beneficially Owns or attempts to Beneficially Own Shares which cause or will cause a Person to Beneficially Own Shares in excess or in violation of the limitations set forth in the Trust’s Declaration of Trust must immediately notify the Trust. If any of the restrictions on transfer or ownership are violated, the Shares represented hereby will be automatically transferred to a Charitable Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. A Person who attempts to Beneficially Own Shares in violation of the ownership limitations described above shall have no claim, cause of action, or any recourse whatsoever against a transferor of such Shares. All capitalized terms in this legend have the meanings defined in the Trust’s Declaration of Trust, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Shares of the Trust on request and without charge.

Instead of the foregoing legend, the certificate may state that the Trust will furnish a full statement about certain restrictions on transferability to a shareholder on request and without charge.

Section 7.3 Transfer of Shares to the Charitable Trust.

Section 7.3.1 Ownership by the Charitable Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 7.3.7.

Section 7.3.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action, or any other recourse whatsoever against the purported transferor of such Shares.

Section 7.3.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Trust has received notification that Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its share transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of shareholders.

Section 7.3.4 Rights Upon Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up of, or distribution of the assets of the Trust, in accordance with Section 7.3.5.

Section 7.3.5 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, the Charitable Trustee of the Charitable Trust shall sell the Shares held in the Charitable Trust to a person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.5. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (2) the price per share received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Trust that Shares have been transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.5, such excess shall be paid to the Charitable Trustee upon demand. Subject to Section 7.3.6, the Charitable Trustee shall have the right and power (but not the obligation) to offer any Share held in trust for sale to the Trust on such terms and conditions as the Charitable Trustee shall deem appropriate.

Section 7.3.6 Purchase Right in Shares Transferred to the Charitable Trustee. Shares transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Trust, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Trust, or its designee, accepts such offer. The Trust shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 7.3.5. Upon such a sale to the Trust, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.7 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Trust shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Sections 501(c)(3), 170(b)(1)(A) or 170(c)(2) of the Code.

Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Trust or the Board in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

SHAREHOLDERS

Section 8.1 Meetings. There shall be an annual meeting of the shareholders, to be held on proper notice at such time and location within or without the State of Maryland as shall be determined by or in the manner prescribed in the Bylaws, for the election of the Trustees, and for the transaction of any other business as may properly come before the meeting. Except as otherwise provided in the Declaration of Trust, special meetings of shareholders may be called in the manner provided in the Bylaws. Failure to hold an annual meeting does not affect the validity of any act otherwise taken by or on behalf of the Trust or affect the legal existence of the Trust.

Section 8.2 Voting Rights.

(a) Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, the shareholders shall be entitled to vote only on the following matters: (i) election of Trustees as provided in Section 5.2 and the removal of Trustees as provided in Section 5.3; (ii) amendment of the Declaration of Trust as provided in Article X; (iii) termination of the Trust as provided in Section 12.2; (iv) merger or consolidation of the Trust, or the sale or disposition of substantially all of the property of the Trust , as provided in Article XI; (v) such other matters with respect to which the Board of Trustees has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the shareholders for approval or ratification; and (vi) such other matters as may be properly brought before a meeting by a shareholder pursuant to the Bylaws.

(b) Each outstanding share entitled to vote, regardless of class, shall be entitled to one vote on all matters presented to shareholders for a vote, including with respect to the election of Trustees. No shareholder shall be entitled to cumulate votes (i.e., cast for any one or more nominees a number of votes greater than the number of votes which such shareholder normally is entitled to cast).

(c) With the exception of the election and removal of Trustees in accordance with the Declaration and the Bylaws of the Trust and any matter as may be properly brought before a shareholder pursuant to the Bylaws and applicable laws, no action that would bind the Trust and the Trustees may be taken without the prior recommendation of the Trustees. Except with respect to the foregoing matters, no action taken by the shareholders at any meeting shall in any way bind the Board of Trustees.

Section 8.3 Certain Rights of Stockholders.

(a) Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified Shares pursuant to Section 6.5, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares of the Trust or any other security of the Trust which it may issue or sell.

(b) Shareholders of the Trust are not entitled to exercise the rights of objecting stockholders under Maryland law.

Section 8.4 Action by Shareholders without a Meeting. No action required or permitted to be taken by the shareholders may be taken without a meeting by less than unanimous written consent of the shareholders of the Trust.

Section 8.5 Control Share Acquisitions. Subtitle 7 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland shall not apply to any control share acquisition (as defined in such Subtitle 7) by any Excepted Holder of the Trust as of the effective date of these Articles of Amendment and Restatement or any present or future affiliate of any such Excepted Holder.

ARTICLE IX

LIABILITY LIMITATION, INDEMNIFICATION

AND TRANSACTIONS WITH THE TRUST

Section 9.1 Limitation of Shareholder Liability. No shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Trust by reason of his being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the property or the affairs of the Trust by reason of his being a shareholder.

Section 9.2 Limitation of Trustee and Officer Liability. To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of trustees and officers of a Maryland real estate investment trust or directors or officers of a Maryland corporation, no Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages, except to the extent that (a) the Trustee or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property, or services actually received, or (b) a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the Trustee’s or officer’s action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Neither the amendment nor repeal of this Section 9.2, nor the adoption or amendment of any other provision of the Declaration of Trust inconsistent with this Section 9.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption.

Section 9.3 Indemnification. To the maximum extent permitted by Maryland law in effect from time to time, and in accordance with applicable provisions of the Bylaws, the Trust shall indemnify and advance expenses in accordance with Maryland law to (a) any present or former Trustee or officer (including any individual who, at the request of the Trust, serves or has served as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise) against any claim or liability to which he or she may become subject by reason of service in such capacity, and (b) any present or former Trustee or officer who has been successful in the defense of a proceeding to which he or she was made a party by reason of service in such capacity, against reasonable expenses incurred by the Trustee or officer in connection with the proceeding and shall pay or reimburse, in advance of final disposition of the proceeding, such reasonable expenses. The Trust may, with the approval of its Board of Trustees, provide such indemnification or advancement of expenses to any present or former Trustee or officer who served a predecessor of the Trust, and to any employee or agent of the Trust or a predecessor of the Trust. Any amendment of this section shall be prospective only and shall not affect the applicability of this section with respect to any act or failure to act that occurred prior to such amendment.

Section 9.4 Transactions Between the Trust and its Trustees, Officers, Employees and Agents. Subject to any express restrictions in the Declaration of Trust or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any person affiliated with such person) has a material financial interest in such transaction, then: (a) the fact of the interest shall be disclosed or known to: (i) the Board of Trustees, and the Board of Trustees shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested Trustees, even if the disinterested Trustees constitute less than a quorum, or (ii) the shareholders entitled to vote on the matter, and the contract or transaction shall be authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested party; or (b) the contract or transaction is fair and reasonable to the Trust.

Section 9.5 Express Exculpatory Clauses in Instruments. The Board of Trustees may cause to be inserted in every written agreement, undertaking or obligation made or issued on behalf of the Trust, an appropriate provision to the effect that neither the shareholders nor the Trustees, officers, employees or agents of the Trust shall be liable under any written instrument creating an obligation of the Trust, and all Persons shall look solely to the property of the Trust for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any shareholder, Trustee, officer, employee or agent liable thereunder to any third party nor shall the Trustees or any officer, employee or agent of the Trust be liable to anyone for such omission.

ARTICLE X

AMENDMENTS

Section 10.1 General. The Trust reserves the right from time to time to make any amendment to the Declaration of Trust, now or hereafter authorized by law, including, without limitation, any amendment altering the terms or contract rights, as expressly set forth in the Declaration of Trust, of any Shares. All rights and powers conferred by the Declaration of Trust on shareholders, Trustees and officers are granted subject to this reservation. The Trust shall file Articles of Amendment as required by Maryland law. All references to the Declaration of Trust shall include all amendments thereto.

Section 10.2 By Trustees. The Trustees may amend the Declaration of Trust from time to time, in the manner provided by the Maryland REIT Law, without any action by the shareholders: (i) to qualify as a real estate investment trust under the Code or under the Maryland REIT Law, (ii) in any manner in which the charter of a Maryland corporation may be amended without shareholder approval, and (iii) as otherwise provided in the Declaration of Trust.

Section 10.3 By Shareholders. Any amendment to the Declaration of Trust shall be valid only after the Board of Trustees has adopted a resolution setting forth the proposed amendment and declaring such amendment advisable, and such amendment has been approved by the affirmative vote of the holders of not less than a majority of the shares then outstanding and entitled to vote thereon.

Section 10.4 Bylaws. Any provision of the Bylaws of the Trust may be altered, amended or repealed or new bylaws may be adopted by the Board of Trustees or by the affirmative vote of the holders of not less than a majority of the shares entitled to vote on the matter.

ARTICLE XI

MERGER, CONSOLIDATION OR SALE OF TRUST PROPERTY

Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may (a) merge the Trust with or into another entity or merge another entity into the Trust, (b) consolidate the Trust with one or more other entities into a new entity or (c) sell, lease, exchange or otherwise transfer all or substantially all of the property of the Trust. The Board of Trustees in proposing such action shall adopt a resolution that declares that the proposed transaction is advisable on substantially the terms and conditions set forth or referred to in the resolution, and direct that the proposed transaction be submitted for consideration by the shareholders. The transaction must be approved the affirmative vote of holders of not less than a majority of all the votes entitled to be cast on the matter.

A vote of the shareholders shall not be required for the merger into the Trust of any entity in which the Trust owns 90% or more of the entire equity interests in such entity, subject to the conditions and rights set forth in Section 8-501.1(c)(4) of the Maryland REIT Law.

A vote of the shareholders shall not be required if the Trust is the successor in the merger, the merger does not reclassify or change the outstanding Shares of the Trust immediately before the merger becomes effective or otherwise amend the Declaration of Trust and the number of Shares of each class or series outstanding immediately after the effective time of the merger does not increase by more than twenty percent (20%) of the number of Shares of the same class or series outstanding immediately before the merger becomes effective.

Subtitle 6 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland shall not apply to any business combination (as defined in such Subtitle 6) between the Trust and any Excepted Holder of the Trust as of the effective date of these Articles of Amendment and Restatement or any present or future affiliate of any such Excepted Holder.

ARTICLE XII

DURATION AND TERMINATION OF TRUST

Section 12.1 Duration. The Trust shall continue perpetually unless terminated pursuant to Section 12.2 or pursuant to any applicable provision of the Maryland REIT Law.

Section 12.2 Termination.

(a) Subject to the provisions of any class or series of Shares at the time outstanding, the Trust may be terminated at any time only upon adoption of a resolution by the Board of Trustees declaring that the termination of the Trust is advisable and the approval thereof by the affirmative vote of two thirds of all the votes entitled to be cast on the matter. Upon the termination of the Trust:

(i) The Trust shall carry on no business except for the purpose of winding up its affairs.

(ii) The Trustees shall proceed to wind up the affairs of the Trust and all of the powers of the Trustees under the Declaration of Trust shall continue, including the powers to fulfill or discharge the Trust’s contracts, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining property of the Trust to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities and do all other acts appropriate to liquidate its business.

(iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and agreements as the Trustees deem necessary for the protection of the Trust, the Trust may distribute the remaining property of the Trust among the shareholders so that after payment in full or the setting apart for payment of such preferential amounts, if any, to which the holders of any Shares at the time outstanding shall be entitled, the remaining property of the Trust shall, subject to any participating or similar rights of Shares at the time outstanding, be distributed ratably among the holders of Common Shares at the time outstanding.

(b) After termination of the Trust, the liquidation of its business and the distribution to the shareholders as herein provided, a majority of the Trustees shall execute and file with the Trust’s records a document certifying that the Trust has been duly terminated, and the Trustees shall be discharged from all liabilities and duties hereunder, and the rights and interests of all shareholders shall cease.

ARTICLE XIII

MISCELLANEOUS

Section 13.1 Governing Law. The Declaration of Trust is executed and delivered in the State of Maryland with reference to the laws thereof, and the rights of all parties and the validity, construction and effect of every provision hereof shall be subject to and construed in accordance with the laws of the State of Maryland without regard to conflicts of laws provisions thereof.

Section 13.2 Reliance by Third Parties. Any certificate shall be final and conclusive as to any person dealing with the Trust if executed by the Secretary or an Assistant Secretary of the Trust or a Trustee, and if certifying to: (a) the number or identity of Trustees, officers of the Trust or shareholders; (b) the due authorization of the execution of any document; (c) the action or vote taken, and the existence of a quorum, at a meeting of the Board of Trustees or shareholders; (d) a copy of the Declaration of Trust or of the Bylaws as a true and complete copy as then in force; (e) an amendment to the Declaration of Trust; (f) the termination of the Trust; or (g) the existence of any fact relating to the affairs of the Trust. No purchaser, lender, transfer agent or other person shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trust on its behalf or by any officer, employee or agent of the Trust.

Section 13.3 Severability.

(a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the “Conflicting Provisions”) are in conflict with the Code, the Maryland REIT Law or other applicable federal or state laws, the Conflicting Provisions, to the extent of the conflict, shall be deemed never to have constituted a part of the Declaration of Trust, even without any amendment of the Declaration of Trust pursuant to Article X and without affecting or impairing any of the remaining provisions of the Declaration of Trust or rendering invalid or improper any action taken or omitted prior to such determination. No Trustee shall be liable for making or failing to make such a determination. In the event of any such determination by the Board of Trustees, the Board shall amend the Declaration of Trust in the manner provided in Section 10.2.

(b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such holding shall apply only to the extent of any such invalidity or unenforceability and shall not in any manner affect, impair or render invalid or unenforceable such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 13.4 Construction. In the Declaration of Trust, unless the context otherwise requires, words used in the singular or in the plural include both the plural and singular and words denoting any gender include all genders. The title and headings of different parts are inserted for convenience and shall not affect the meaning, construction or effect of the Declaration of Trust. In defining or interpreting the powers and duties of the Trust and its Trustees and officers, reference may be made by the Trustees or officers, to the extent appropriate and not inconsistent with the Code or the Maryland REIT Law, to Titles 1 through 3 of the Corporations and Associations Article of the Annotated Code of Maryland. In furtherance and not in limitation of the foregoing, in accordance with the provisions of Title 3, Subtitles 6 and 7, of the Corporations and Associations Article of the Annotated Code of Maryland, the Trust shall be included within the definition of “corporation” for purposes of such provisions.

Section 13.5 Recordation. The Declaration of Trust and any articles of amendment hereto or articles supplementary hereto shall be filed for record with the SDAT and may also be filed or recorded in such other places as the Trustees deem appropriate, but failure to file for record the Declaration of Trust or any articles of amendment hereto in any office other than in the State of Maryland shall not affect or impair the validity or effectiveness of the Declaration of Trust or any amendment hereto. A restated Declaration of Trust shall, upon filing, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration of Trust and the various articles of amendments thereto.

THIRD: The foregoing amendment to and restatement of the Declaration of Trust as hereinabove set forth have been duly advised by the Board of Trustees and approved by the shareholders of the Trust as required by law.

FOURTH: There has been no increase in the authorized shares of beneficial interest of the Trust effected by the amendment to and restatement of the Declaration of Trust as hereinabove set forth.

FIFTH: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption were not changed by the foregoing amendment to and restatement of the Declaration of Trust as hereinabove set forth.

SIXTH: These Articles of Amendment and Restatement of Declaration of Trust shall be effective at 7:00 a.m., Eastern Time, on August 14, 2023.

SEVENTH: The undersigned acknowledges these Articles of Amendment and Restatement of Declaration of Trust to be the corporate act of the Trust and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Signature page follows.]

IN WITNESS WHEREOF, these Articles of Amendment and Restatement of Declaration of Trust have been executed on this 11th day of August 2023, by the undersigned, who acknowledges that this document is his act, that to the best of his knowledge, information, and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

ATTEST	NEW PSA

/s/ Nathaniel A. Vitan	/s/ H. Thomas Boyle
Nathaniel A. Vitan	H. Thomas Boyle
Senior Vice President, Chief Legal Officer	Senior Vice President, Chief Financial and
and Corporate Secretary	Investment Officer

ANNEX A

5.15% CUMULATIVE PREFERRED SHARES, SERIES F

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 5.15% Cumulative Preferred Shares, Series F as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from June 2, 2017 to June 30, 2017, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 5.15% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from June 2, 2017 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to June 2, 2022. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees. In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX B

5.05% CUMULATIVE PREFERRED SHARES, SERIES G

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 5.05% Cumulative Preferred Shares, Series G as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from August 9, 2017 to September 30, 2017, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 5.05% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from August 9, 2017 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to August 9, 2022. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees. In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX C

5.60% CUMULATIVE PREFERRED SHARES, SERIES H

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 5.60% Cumulative Preferred Shares, Series H as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from March 11, 2019 to March 31, 2019, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 5.60% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from March 11, 2019 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to March 11, 2024. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX D

4.875% CUMULATIVE PREFERRED SHARES, SERIES I

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.875% Cumulative Preferred Shares, Series I as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from September 12, 2019 to December 31, 2019, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.875% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from September 12, 2019 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to September 12, 2024. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX E

4.700% CUMULATIVE PREFERRED SHARES, SERIES J

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.700% Cumulative Preferred Shares, Series J as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from November 15, 2019 to March 31, 2020, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.700% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from November 15, 2019 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to November 15, 2024. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX F

4.75% CUMULATIVE PREFERRED SHARES, SERIES K

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.75% Cumulative Preferred Shares, Series K as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from December 20, 2019 to March 31, 2020, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.75% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from December 20, 2019 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to December 20, 2024. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX G

4.625% CUMULATIVE PREFERRED SHARES, SERIES L

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.625% Cumulative Preferred Shares, Series L as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from June 17, 2020 to September 30, 2020, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.625% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from June 17, 2020 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to June 17, 2025. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX H

4.125% CUMULATIVE PREFERRED SHARES, SERIES M

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.125% Cumulative Preferred Shares, Series M as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from August 14, 2020 to December 31, 2020, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.125% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from August 14, 2020 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to August 14, 2025. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX I

3.875% CUMULATIVE PREFERRED SHARES, SERIES N

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 3.875% Cumulative Preferred Shares, Series N as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from October 6, 2020 to December 31, 2020, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 3.875% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from October 6, 2020 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other

I-I

than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to October 6, 2025. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX J

3.900% CUMULATIVE PREFERRED SHARES, SERIES O

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 3.900% Cumulative Preferred Shares, Series O as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from November 17, 2020 to March 31, 2021, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 3.900% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from November 17, 2020 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to November 17, 2025. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX K

4.000% CUMULATIVE PREFERRED SHARES, SERIES P

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.000% Cumulative Preferred Shares, Series P as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from June 16, 2021 to September 30, 2021, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.000% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from June 16, 2021 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 3.950% Cumulative Preferred Shares, Series Q, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to June 16, 2026. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX L

3.950% CUMULATIVE PREFERRED SHARES, SERIES Q

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 3.950% Cumulative Preferred Shares, Series Q as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from August 17, 2021 to December 31, 2021, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 3.950% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from August 17, 2021 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 4.00% Cumulative Preferred Shares, Series R, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to August 17, 2026. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX M

4.00% CUMULATIVE PREFERRED SHARES, SERIES R

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.00% Cumulative Preferred Shares, Series R as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from November 19, 2021 to March 31, 2022, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.00% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from November 19, 2021 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, and 4.100% Cumulative Preferred Shares, Series S (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions

(other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to November 19, 2026. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.

ANNEX N

4.100% CUMULATIVE PREFERRED SHARES, SERIES S

The following preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the 4.100% Cumulative Preferred Shares, Series S as set forth below shall be deemed to be part of Article VI of the Declaration of Trust (the “Declaration of Trust”) of Public Storage (the “Trust”), with any necessary or appropriate changes to the enumeration or lettering of sections or subsections hereof:

(a) Distribution Rights.

(1) Distributions shall be payable in cash on the shares of this Series when, as and if declared by the Board of Trustees, out of funds legally available therefor: (i) for the period from January 13, 2022 to March 31, 2022, and (ii) for each quarterly distribution period thereafter (each quarterly distribution period thereafter being hereinafter individually referred to as a “Distribution Period” and collectively referred to as “Distribution Periods”), which quarterly Distribution Periods shall be in four equal amounts and shall commence on January 1, April 1, July 1 and October 1 in each year (each, a “Distribution Period Commencement Date”), and shall end on and include the day next preceding the next Distribution Period Commencement Date, at a rate per annum equal to 4.100% of the $25,000 per share stated value thereof. Distributions on each share of this Series shall be cumulative from January 13, 2022 and shall be payable, without interest thereon, when, as and if declared by the Board of Trustees, on or before March 31, June 30, September 30 and December 31 of each year; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day. Each such distribution shall be paid to the holders of record of shares of this Series as they appear on the share register of the Trust on such record date, not more than 45 days nor less than 15 days preceding the payment date thereof, as shall be fixed by the Board of Trustees. Distributions on account of arrears for any past Distribution Periods may be declared and paid at any time, without reference to any regular distribution payment date, to holders of record on such date, not more than 45 days nor less than 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. After full cumulative distributions on this Series have been paid or declared and funds therefor set aside for payment, including for the then current Distribution Period, the holders of shares of this Series will not be entitled to any further distributions with respect to that Distribution Period.

(2) Distributions payable on shares of this Series for any period greater or less than a full Distribution Period shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(3) The Trust shall not declare or pay or set apart for payment any distributions on any Series of Preferred Shares ranking, as to distributions, on a parity with or junior to the shares of this Series unless full cumulative distributions have been or contemporaneously are declared and paid, or declared and a sum sufficient for payment thereof is set apart for payment, on the shares of this Series for all Distribution Periods terminating on or prior to the date of payment of any such distributions on such other Series of Preferred Shares. When distributions are not paid in full upon the shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions (including, without limitation, the Trust’s 5.15% Cumulative Preferred Shares, Series F, 5.05% Cumulative Preferred Shares, Series G, 5.60% Cumulative Preferred Shares, Series H, 4.875% Cumulative Preferred Shares, Series I, 4.700% Cumulative Preferred Shares, Series J, 4.75% Cumulative Preferred Shares, Series K, 4.625% Cumulative Preferred Shares, Series L, 4.125% Cumulative Preferred Shares, Series M, 3.875% Cumulative Preferred Shares, Series N, 3.900% Cumulative Preferred Shares, Series O, 4.000% Cumulative Preferred Shares, Series P, 3.950% Cumulative Preferred Shares, Series Q, and 4.00% Cumulative Preferred Shares, Series R (all of the foregoing, collectively the “Parity Preferred Shares”)), all distributions declared upon shares of this Series and any other Series of Preferred Shares ranking on a parity therewith as to distributions shall be declared pro rata so that the amount of distributions declared per share on the shares of this Series and such other Series of Preferred Shares shall in all cases bear to each other that same ratio that the accumulated distributions per share on the shares of this Series and such other Series of Preferred Shares bear to each other. Except as provided in the preceding sentence, unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no distributions (other than in the Trust’s common shares, par value $0.10 per share (together with any other shares of beneficial interest of the Trust into which such shares shall be reclassified or changed (the “Common Shares”)), or shares of beneficial interest ranking junior to the shares of this Series as to distributions and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be made upon the Common Shares or on any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation. Unless full cumulative distributions on the shares of this Series have been paid, or declared and a sum sufficient for payment thereof is set apart for payment, for all past Distribution Periods, no Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with the shares of this Series as to distributions or upon liquidation shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any shares of any such shares of beneficial interest) by the Trust or any subsidiary, except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to the shares of this Series as to distributions and upon liquidation.

(b) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the holders of the shares of this Series are entitled to receive out of the assets of the Trust available for distribution to shareholders, before any distribution of assets is made to holders of Common Shares or any other class or Series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in the amount of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) for the then current and all past Distribution Periods. If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Trust, the amounts payable with respect to the shares of this Series and any other shares of the Trust ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares (including the Parity Preferred Shares) will share ratably in any such distribution of assets of the Trust in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Trust.

(1) Written notice of any such liquidation, dissolution or winding up of the Trust, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the share transfer records of the Trust.

(2) For purposes of liquidation rights, a reorganization, consolidation or merger of the Trust with or into any other entity or entities or a sale of all or substantially all of the assets of the Trust shall be deemed not to be a liquidation, dissolution or winding up of the Trust.

(c) Redemption.

(1) Except as provided in clause (9) below, the shares of this Series are not redeemable prior to January 13, 2027. On and after such date, the shares of this Series are redeemable at the option of the Trust, by resolution of the Board of Trustees, in whole or in part, from time to time upon not less than 30 nor more than 60 days’ notice, at a cash redemption price of $25,000 per share plus all accumulated and unpaid distributions (whether or not earned or declared) to the date of redemption.

(2) If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) or by lot in a manner determined by the Board of Trustees.

(3) Notwithstanding the foregoing, if any distributions, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(4) Immediately prior to any redemption of shares of this Series, the Trust shall pay, in cash, any accumulated and unpaid distributions through the redemption date, unless a redemption date falls after a distribution payment record date and prior to the corresponding distribution payment date, in which case each holder of shares of this Series at the close of business on such distribution payment record date shall be entitled to the distribution payable on such shares on the corresponding distribution payment date notwithstanding the redemption of such shares before such distribution payment date. Except as expressly provided herein above, the Trust shall make no payment or allowance for unpaid distributions, whether or not in arrears, on shares of this Series called for redemption.

(5) A notice of redemption (which may be contingent on the occurrence of a future event) will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the holders of record of the shares of this Series to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. The failure to give such notice or any defect in the notice or in its mailing will not affect the validity of the proceedings for the redemption of any Preferred Shares except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(6) In order to facilitate the redemption of shares of this Series, the Board of Trustees may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 nor more than 60 days prior to the date fixed for such redemption.

(7) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Trust (unless the Trust shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Trust, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Trust may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid distributions thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Trust by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Trust and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Trust upon its request expressed in a resolution of its Board of Trustees.

(8) Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Trustees.

(9) If the Board of Trustees shall, at any time and in good faith, be of the opinion that ownership of securities of the Trust has or may become concentrated to an extent that may prevent the Trust from qualifying as a real estate investment trust under the REIT Provisions of the Internal Revenue Code, then the Board of Trustees shall have the power, by lot or other means deemed equitable by them to prevent the transfer of and/or to call for redemption a number of shares of this Series sufficient, in the opinion of the Board of Trustees, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Provisions of the Internal Revenue Code. The redemption price to be paid for shares of this Series so called for redemption, on the date fixed for redemption, shall be (i) the closing sale price on any national securities exchange or trading market on which the shares of this Series are listed, or (ii) the last quoted price as reported by any United States automated inter-dealer quotation system, on the last business day prior to the redemption date, or if the shares of this Series so called for redemption are not listed on any such exchange, trading market or quotation system, at $25,000 per share of this Series (subject to adjustment in the case of share splits, combinations, share distributions and similar transactions); provided, that if interests in shares of this Series are represented by depositary shares, then the redemption price shall be determined in accordance with the foregoing, but with respect to one depositary share, multiplied by the number of depositary shares that together represent an interest in one share of this Series. From and after the date fixed for redemption by the Board of Trustees, the holder of any shares of this Series so called for redemption shall cease to be entitled to any distributions, voting rights and other benefits with respect to such shares of this Series, other than the right to payment of the redemption price determined as aforesaid. “REIT Provisions of the Internal Revenue Code” shall mean Sections 856 through 860 of the Internal Revenue Code of 1986, as amended. In order to exercise the redemption option set forth in this clause (9), with respect to the shares of this Series, the Trust shall give notice of redemption by publication in a newspaper of general circulation in the County of Los Angeles and the City of New York, such publication to be made once a week for two successive weeks, commencing not less than 30 nor more than 60 days prior to the date fixed for redemption. A similar notice will be mailed by the Trust by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the share transfer records of the Trust. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that distributions on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law and except that:

(1) If the Trust shall fail to pay full cumulative distributions on the shares of this Series or any other of its Preferred Shares for six quarterly distribution payment periods, whether or not consecutive (a “Distribution Default”), the holders of all outstanding Preferred Shares, voting as a single class without regard to series, will be entitled to elect two Trustees until full cumulative distributions for all past distribution payment periods on all Preferred Shares have been paid or declared and funds therefor set apart for payment. Such right to vote separately as a class to elect Trustees shall, when vested, be subject, always, to the same provisions for the vesting of such right to elect Trustees separately as a class in the case of future Distribution Defaults. At any time when such right to elect Trustees separately as a class shall have so vested, the Trust may, and upon the written request of the holders of record of not less than 10% of the total number of Preferred Shares of the Trust then outstanding shall, call a special meeting of shareholders for the election of Trustees. In the case of such a written request, such special meeting shall be held within 90 days after the delivery of such request and, in either case, at the place and upon the notice provided by law and in the Bylaws of the Trust, provided that the Trust shall not be required to call such a special meeting if such request is received less than 120 days before the date fixed for the next ensuing Annual Meeting of Shareholders of the Trust and the holders of all classes of outstanding Preferred Shares are afforded the opportunity to elect such Trustees (or fill any vacancy) at such Annual Meeting of Shareholders. Trustees elected as aforesaid shall serve until the next Annual Meeting of Shareholders of the Trust or until their respective successors shall be elected and qualified. If, prior to the end of the term of any Trustee elected as aforesaid, a vacancy in the office of such Trustee shall occur during the continuance of a Distribution Default by reason of death, resignation, or disability, such vacancy shall be filled for the unexpired term by the appointment of a new Trustee for the unexpired term of such former Trustee, such appointment to be made by the remaining Trustee elected as aforesaid.

(2) The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Declaration of Trust that will materially and adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except as set forth below. The affirmative vote or consent of the holders of at least 66 2/3% of the outstanding shares of this Series and any other Series of Preferred Shares ranking on a parity with this Series as to distributions and upon liquidation (including the Parity Preferred Shares), voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of any class or Series of shares ranking prior to this

Series as to distributions or upon liquidation or to issue or authorize any obligation or security convertible into or evidencing a right to purchase any such security, but the Declaration of Trust may be amended to increase the number of authorized Preferred Shares ranking on a parity with or junior to this Series or to create another class of Preferred Shares ranking on a parity with or junior to this Series without the vote of the holders of outstanding shares of this Series.

(e) Conversion. The shares of this Series are not convertible into shares of any other class or Series of the shares of beneficial interest of this Trust.